Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 – Income Taxes

A reconciliation of differences between the effective income tax rates and the statutory federal rates is as follows:

	2019		2018
	Rate	Amount	Rate	Amount
Tax benefit at US statutory rate	21%	$718,400	21%	$626,520
State taxes, net of federal benefit	5%	171,048	5%	149,171
Change in valuation allowance	(26)%	(889,448)	(26)%	(775,691)
	—	$—	—	$—

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2019 and 2018 consisted of the following:

	2019	2018
Net Operating Loss Carryforward	$2,643,599	$1,754,151
Valuation Allowance	(2,643,599)	(1,754,151)
Total Net Deferred Tax Assets	$—	$—

As of December 31, 2019, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $9.1 million. These carryforwards will begin to expire in 2032. During the years ended December 31, 2019 and 2018, the Company assessed its earnings history and trend over the past year and its estimate of future earnings, and determined that it was more likely than not that the deferred tax assets would not be realized in the near term. Accordingly, a valuation allowance was recorded and maintained against the net deferred tax asset for the amount not expected to be realized in the future. The Company is no longer subject to examination by taxing authorities for the years before 2016.